UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 17, 2005

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification
Number)

One Lincoln Street, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:   (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.                                          Other Events.

State Street Corporation announced today that the Company’s proxy statement, first distributed to stockholders beginning yesterday, relating to the Company’s 2005 annual meeting to be held on April 20, 2005 had an error in the summary compensation table.  The 2004 bonus for Ronald E. Logue, the Company’s Chairman and Chief Executive Officer, did not reflect a deferred bonus of $1,500,000 awarded to him in his prior role as President and Chief Operating Officer in June 2004, and paid in January 2005, for the successful integration of the Global Securities Services business acquired by the Company from Deutsche Bank A.G.   Including this amount, the total 2004 bonus for Mr. Logue should read $2,800,000.  The Company is distributing supplemental proxy information to its shareholders correcting the error beginning early next week.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ Edward J. Resch
	Name:	Edward J. Resch
	Title:	Executive Vice President, and Chief Financial Officer

Date: March 17, 2005